Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of MICT, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Moran Amran, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 16, 2020	/s/ Moran Amran
Moran Amran
Controller (Principal Financial Officer)